United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

Phoenix Motor Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 987-0815

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEV	The Nasdaq Stock Market LLC

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

As previously disclosed, on May 16, 2024, holders of a majority of the outstanding aggregate voting stock of Phoenix Motor Inc. (the “Company”) adopted resolutions by written consent in lieu of a meeting that was delivered to the Company’s board of directors on May 16, 2024, effectuating (i) the removal of John F. Perkowski, Steven E. Stivers, Sam Van, Kristine Chen and Steven Li from the board of directors of the Company and (ii) electing Julia Yu, Yongmei (May) Huang and James Young as members of the board of directors of the Company.

Previously Filed Unauthorized Form 8-K

On May 20, 2024, a Form 8-K with a Date of Report of May 17, 2024 (the “Unauthorized Form 8-K”) and signed by J. Mark Hastings, who previously resigned as Chief Financial Officer of the Company effective as of April 10, 2024, was filed with the Securities and Exchange Commission (the “Commission”), purportedly on behalf of the Company. However, the current and legally designated management of the Company (the “Management”) had no knowledge of such Unauthorized Form 8-K, and was unaware of its existence until reviewing the same upon its filing with the Commission. Management disavows the Unauthorized Form 8-K, including the substance and legal efficacy of all assertions made therein.

Mr. Xiaofeng Denton Peng remains the Chairman and Chief Executive Officer of the Company. Mr. Hastings has no position or responsibilities at the Company and, therefore, does not have any authority to act on behalf of the Company.

Management believes that the purported actions or events described in the Unauthorized Form 8-K are not legally valid, and that the person or persons who filed, or who participated in or directed the filing of, such Unauthorized Form 8-K were not legally entitled to do so under the federal securities laws.

The Company encourages all stakeholders to seek accurate information from the Company’s official communications channels and refrain from acting on unauthorized statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2024	PHOENIX MOTOR INC.

	By:	/s/ Xiaofeng Denton Peng
	Name:	Xiaofeng Denton Peng
	Title:	Chief Executive Officer and Chairman of the Board

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